UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 – September 30, 2022

Item 1. Reports to Stockholders.

(a)

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2022

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter
September 30, 2022 (Unaudited)

Dear Fellow Shareholders,

It is with pleasure that we publish the Centre Funds’ Annual Report covering the one-year period ended September 30, 2022. We want to thank our fellow shareholders for their continued support and confidence in the Centre Funds. The Centre Funds offer a select series of fundamentally-driven, actively managed funds to choose from, each available in investor and institutional share classes. We are passionate about active management.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each Fund’s investment strategy aims to capitalize on defined market opportunities with consistent methodology and repeatable investment processes to achieve differentiated returns and risk profiles. We remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research-intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on the Funds.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive capital appreciation stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core equity fund.

Centre Global Infrastructure Fund

The Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive listed infrastructure-related companies from the United States and developed international economies. Also, the Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented. The Fund’s objective is to seek long-term growth of capital and current income, and distributes dividend and interest income monthly.

Funds’ Performance

Centre American Select Equity Fund

For the one-year period ended September 30, 2022, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 1.23%; and the Institutional Share Class delivered a total return of 1.78%1. During the same one-year period, the key barometer of the U.S. stock market, as measured by the S&P 500 Index, delivered a total return (loss) of -15.50%.

The strongest contributors to performance within the Fund over the one-year period ended September 30, 2022, included the Fund's investments within the Energy sector: EQT, APA, Chevron, and Exxon Mobil; and the Materials sector: CF Industries, ATI, Mosaic, and Corteva. In general, stock selection contributed positively to relative performance, particularly within the Materials sector, while sectoral biases, particularly our overweight posture in Energy, contributed positively as well. Stock investments that contributed negatively to relative Fund performance over the period included Altria, Pilgrim's Pride, Alibaba, Tesla, PVH, Berkshire Hathaway, Wabtec, and Kraft Heinz.

Centre Global Infrastructure Fund

For the one-year period ended September 30, 2022, the Centre Global Infrastructure Fund, Investor Share Class, delivered a total return (loss) of -10.77%; and the Institutional Share Class delivered a total return (loss) of -10.51%2 with the trailing annual dividend distribution yield of 3.14%3. During the same one-year period, as a comparison, the S&P Global Infrastructure Index delivered a total return (loss) of -6.72%.

During the period, shares providing the strongest contribution to the Fund's performance included within the Energy sector: Cheniere Energy and Williams; and within the Utilities sector: EDF, CK Infrastructure Holdings, Sempra Energy, and Consolidated Edison; and within the Communications sector: T-Mobile. Stocks that contributed negatively to Fund performance included Softbank Group, Vodaphone, Targa Resources, Cellnex, TC Energy, IPG Telecomm, and HCA Healthcare.

[1]	Disclosure: Past performance does not guarantee future results.
[2]	Disclosure: Past performance does not guarantee future results.
[3]	Source: Morningstar

Annual Report | September 30, 2022	1

Centre Funds	Shareholder Letter
September 30, 2022 (Unaudited)

Market Review & Outlook

The past one year can be best summarized for active equity managers as one where it was necessary to emphasize an underlying portfolio seeking to benefit from the gains of certain sectors and individual stocks, while trying to buttress against broad stock market indices falling. A key issue for us in our stock selection and portfolio construction processes is to try to understand how much of a company’s stock price is driven by company-specific factors versus sector and/or market influences. At the portfolio level when the benefits of (just enough but not too much) diversification are added, it’s important to attempt to distinguish between company specific and external risk opportunities or headwinds in totality. On the surface, it’s pretty straightforward; idiosyncratic risk refers to inherent risks exclusive to a company while systematic risks refer to broader trends that could impact the overall market or sector. In general, the more concentrated a portfolio, the greater the opportunity and risk from idiosyncratic events. That said, systematic events like war and inflation leading to the sudden rise of interest rates, amongst other macro events, contributing to overall risk aversion, have dominated not only the headlines but have been the main drivers of performance for market indices over the past year. In fact, as markets have remained volatile in the Fall of 2022 as systematic concerns have risen, we’ve witnessed the correlative relationship of all stocks increase. Despite the dominance of macro and systematic risk, we continue to believe that our bottom-up focus which allows flexibility to search for the best opportunities within the universe of large-capitalization equity securities is most consistent with financial theory, empirical evidence, and the current environment, unlike a compartmentalized equity style approach.

Anyone who has studied finance, especially investment analysis, knows that the systematic risk from the stock market can impact the performance of any company’s stock. The Sharpe single-index market model4 developed during the early 1960s captures the “beta” sensitivity of a company’s stock return to movements in the market as a whole and provides a risk foundation (albeit an incomplete one) for understanding the expected rate of return on individual stocks and portfolios. In addition to the market pull on common stocks, studies by James Farrell, Jr., Barr Rosenberg, and Vinay Marathe during the 1970s point to the impact of systematic non-market factors on company stock performance, namely sector and industry influences. Taken together, the presence of external influences on stock prices, as well as operating performance as measured by our preferred metric, economic value added (EVA)5, is apparent and evident for groups of companies with similar financial characteristics and have correlated earnings and stock returns, particularly those within the more commodity-oriented sectors such as energy, financial, and utilities6. Over the past year, a bias towards energy and materials whilst underweighting the communication services and technology sectors was a key determinant of relative success. In equity style terms, segments within value outperformed growth segments. However, other traditional value sectors such as financials and real estate underperformed the S&P 500 Index, highlighting the shortfalls of a simplistic compartmentalized equity style or top-down rotational factor driven approach.

A key benefit of looking at companies from an EVA perspective is that it provides an investor with meaningful information about why a bias towards a company as well, in some cases, a cluster of companies, leading to a sector over or underweight, may be justified. In the EVA approach, bottom-up investment fundamentals come first while equity styles per se are secondary. Specifically, fundamentals for stock selection, portfolio construction, and risk control should be driven by EVA fundamentals such as margins, capital efficiency, etc., the considerations that drive security prices. Such a synthesized EVA approach is neither growth nor value, it is “true value” based on useful financial information, rather than accounting driven, and consistency of approach in the purest sense. The biases to energy and materials for us as the Adviser to the Funds was driven by the fact that, after a long period of wealth destruction in these sectors with inefficient and excessive capital investment, we saw a longer-lasting supply constraint put in place and recognition by company managements that they will get rewarded from a stock price perspective by investors for strengthening their balance sheets, being disciplined with capital spending and no longer growing for growth’s sake, producing free cash flow, and returning a lot of that cash to shareholders. Quite simply, with supply static or decreasing and cyclical demand increasing and reverting to pre-pandemic normalized levels, the favorable, in terms of price, oil and gas market could continue to last much longer than many people believe. The same remains true in many agricultural-related industries. In terms of infrastructure-related sectors, high barriers to entry for example in the pipeline and gas-powered production industries combined with outright bans on new construction by many governments further moves the demand and supply equilibrium outward leading to higher prices as units of production and capacity only increase nominally. All of this results in higher sales growth from rising prices that leads to operating leverage and margin expansion as a key driver of current and future positive EVA momentum and stock price performance. Furthermore, business models within most energy and materials industries have been successfully recalibrated to prioritize free cash flows and debt reduction leading to a reduction in financial risks from cyclicality, even a pronounced downturn from a recession. In fact, a recession will likely only perpetuate the period of under-investment in hydrocarbon and agricultural industries, keeping supply and demand equilibrium further out on the pricing curve for longer.

Having managed equity funds during the 1990s and post dot.com bubble era, we continue to believe that the years 2000-2002 analog holds the most similarity to the current environment. To repeat ourselves from our prior Shareholder Letter (please see Centre Funds’ Semi-Annual Report March 31, 2022), the unwinding of the unprecedented misallocation of capital investment over the past decade away from real durable assets and towards intangible asset only companies with, in most cases, ridiculously excessive valuations, very high replacement risk from substitution, and negligible societal benefit, still has significant persistence and the recent shift away from certain investment themes, namely so-called disruptive technologies, will not be transitory. Furthermore, the recency bias that favors nearer events over older historic ones has most analysts seeking insights from the 2008-2009 global real estate and financial crisis rather than the dot.com bust. An important distinguishing characteristic of that 2008-2009 period but sometimes overlooked in the financial media was that the misallocation of capital investment leading up to this more recent crisis was not confined to tangible real estate and excessive balance sheet leverage in the financial sector but also included the energy and resources industries that underwent a period of excessive investment to feed the growing industrialization of China in the mid-2000s. Thus, when a global recession occurred, those sectors suffered significantly from prior excesses. Today, the capital misallocation has been concentrated in intangibles and quote un-quote intellectual capital. The downside is that the wholesale destruction from the wealth effect this cycle will be as intense as it was during the dot.com bust but the inflationary declines emanating from excessive tangible capacity coming online preceding the 2008-2009 recession in the energy and resources industries is not evident today and will not provide the disinflationary benefit to interest rates. So, the risks from a stagflationary environment that we alerted to our Funds’ shareholders more than two years ago, is likely to persist with yet unknown ramifications.

[4]	A Simplified Model for Portfolio Analysis, William F. Sharpe, Management Science, Vol. 9, No. 2 (Jan. 1963),
[5]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
[6]	Focus on Value: A Corporate and Investor Guide to Wealth Creation, Book by James A. Abate and James L. Grant, originally published: October 25, 2001.

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Centre Funds	Shareholder Letter
September 30, 2022 (Unaudited)

Recognizing that the performance of the Funds and the market indices will be influenced by the three principal effects: 1) systematic or pervasive market risk that impacts all stocks, 2) a residual return effect due to systematic non-market influences, principally sector and industry driven, and 3) idiosyncratic or the company specific return effect of real investment decisions made by the firm’s management, we’d like to address our Outlook through the lens of each one in isolation.

Our outlook for the systematic market risk that impacts all stocks is more nuanced than the simple relationship most articulated by the financial media and many analysts as it relates to interest rates, namely the TINA argument, which is an acronym for "there is no alternative." It is often used by investors to justify robust performance by stocks on the grounds that other asset classes, in particular bonds, offer lower returns as expressed by low current yields. The popular Fed Model7 is a market timing tool for determining whether the U.S. stock market is fairly-valued and is based on an equation that simply compares the earnings yield of the S&P 500 with the yield on 10-year U.S. Treasury bonds. Of course, all else being equal means low or a decline in interest rates should boost valuation multiples given that price-to-earnings ratios are simply the inverse of the cost of equity capital. What’s less recognized by the proponents of TINA and the Fed Model is that the cost of capital also includes a premium for risk and supports our belief that a rigorous evaluation of systematic stock market conditions requires a keen understanding of the interaction between all components of the overall equity cost of capital or discount rate, namely, not only interest rates but the non-diversifiable portion of the equity risk premium required by an investor for owning risky stocks over treasury securities.

We count ourselves amongst those surprised by the sharpness in the increase of interest rates this year, even with our higher than consensus inflation outlook. While we expected that interest rates would (should) increase meaningfully, we were skeptical about the Federal Reserve’s resolve believing the political will to allow materially rising interests costs on the Federal debt to crowd out social, military, and other service expenditures would take a back seat to tight monetary conditions. Now that inflation is priority one across most of the electorate, we have tempered our dovish view on future Federal Reserve actions regarding a pivot on policy. Hotter than expected US inflation numbers for both the core and headline measures likely means no letup by the Federal Reserve and dramatically lowers the idea of a Fed pivot, at least until economic conditions worsen materially and/or political priorities change.

For theoretical and empirical reasons, investors must be careful not to confuse a change in bond yield (or interest rate) with a change in the required return or cost of capital as the simplistic Fed Model does. In principle, sometimes offsetting bond yield and equity risk premium changes can leave the rate unchanged. That is, in order for the required return on equity to rise (meaning lower valuation multiples) in the presence of, say, a rise in interest rates, we must presume there is no offsetting reduction in the equity risk premium8. When thinking about market-wide or systematic risk and consistent with our post dot.com environment being most analogous to today’s, we recall the bursting of the Nasdaq bubble, the recession of 2001, 9/11, and accounting scandals. Such an event-driven post dot.com period resulted in a rising and relatively high equity risk premium, although not necessarily higher than that observed during the 1970s, which saw negative events such as oil shocks, Watergate, and a dollar crisis. At the very least, we would expect that the equity risk premium today will continue to rise and stay at elevated levels like it did between 2001 and 2005 with a possible further increase, depending on the path of what appears to be the first sovereign debt bubble bursting in 100 years, except this time it’s happening in the developed West, as well as potential escalation of the war in Ukraine, and other noteworthy events. In essence, the harmful impact of rising interest rates on valuation multiples now may be compounded by a companion rise in the non-diversifiable component of the equity risk premium leading to a further de-rating of valuation multiples. High beta and passive index strategies, which depend on a low cost of capital environment, seem destined for further pain in a world of heightened risk and uncertainty.

[7]	The Fed model was created by Ed Yardeni, a financial economist. The Feds stock valuation represents a market tool used in determining whether the U.S stock market is fairly valued. The Fed model maintains that there is a bullish trend in the market if the S&P 500 earnings yield is higher than the yield on the U.S 10-year bonds. The reverse is the case when the U.S 10-year bonds yield is higher than the S&P 500 earnings yield. It means there is a bearish market.
[8]	Understanding the Required Return Under New Uncertainty - Emphasizing the equity risk premium. James A. Abate, James L. Grant and Chris Rowberry. The Journal of Portfolio Management, Fall 2006.

Annual Report | September 30, 2022	3

Centre Funds	Shareholder Letter
September 30, 2022 (Unaudited)

While the vast majority of sector rotation strategies are top-down driven, using economic or stock market cycle research however laggardly the information, we remain highly differentiated in that we use the abundance or dearth of bottom-up ideas to dictate, subject to portfolio construction and risk rules that we employ, the level of exposure that the American Select Equity Fund has to each sector. Companies are evaluated on their absolute and relative attractiveness against the entire investable universe and, secondarily, against their industry peers. Our fundamental selection process for distinguishing better companies is based on 1) the return on capital (operating condition); 2) the required return or cost of capital (equity risk profile); and 3) the growth rate of invested capital, which points to favorable EVA growth when the return on capital is greater than the cost of capital. So, when applying our analysis over the past year, a significant shift that we observed and implemented within the American Select Equity Fund was deterioration in the fundamentals for several basic materials industries: chemicals, base metals, iron ore, and wood products leading to the Fund exiting several positions. On the other hand, companies linked to agriculture have fundamental momentum remaining strong such as is the case with Corteva and CF Industries. What we’re trying to highlight in demonstrating the fundamental pragmaticism of our EVA approach is that simply overweighting the basic material sector is taking a back seat to a more discerning stock selection emphasis. Within energy, we have selectively reduced existing positions as stock price appreciation accelerated at a faster pace than fundamental improvement for certain companies resulting in us trimming and, in some cases, eliminating selective stock positions. The largest sectoral shift for us over the past year was driven by increased emergence of opportunities within the health care sector, most notably within established biotechnology companies such as Biogen, Gilead, and Amgen, as well as consumer staples, Altria, Archer Daniels Midland, and Pilgrim’s Pride. Another observation by us noted above has been that the correlative relationship between individual stocks and the market has risen as the bear market has continued. However, the shift of the American Select Equity Fund towards sectors, i.e., health care and staples that, historically, have the lowest degree of return correlation to the S&P 500 Index9 by default, means a higher degree of idiosyncratic risk and companies that are less influenced by a pervasive market effect, potentially allowing greater alpha opportunities.

We continue to believe that now is one of the more challenging market outlooks during our careers as recent inflation data will likely reinforce the view that the Federal Reserve is going to continue raising interest rates into an excessively levered system with high inventories and sharply slowing consumer demand leading to recession. This is coupled with rising geopolitical risks from war and an election in the U.S. where deep domestic societal divisions remain and are unlikely to heal. Despite the current challenges, we believe opportunities exist away from beta, or the systematic market risk that impacts all stocks and, when deemed tactically advantageous, we will continue to complement underlying equity securities with hedges and other capital preservation strategies in order to further dampen the negative impact from downside beta. In the American Select Equity Fund, we continue to emphasize sector opportunities in energy and materials (agricultural industries), and more idiosyncratic risk-oriented companies that are less influenced by a pervasive market effect in the health care and consumer staples sectors. In sum, a portfolio designed to benefit from what we expect to be continued global shortages in commodities, and to be relatively defensive in an environment of recession in the U.S. In the Infrastructure Fund, diversification across regions and developed countries as well as being balanced across the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure sectors should aid in returns and risk management. We believe our disciplined high-conviction approach to stock selection, with a cognizance of risk management, seems positioned to perform well relative to less risk aware and less historically appreciative strategies.

Sincerely,

James Abate

President, Centre Funds

[9]	Focus on Value: A Corporate and Investor Guide to Wealth Creation, Book by James A. Abate and James L. Grant, originally published: October 25, 2001.

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Centre Funds	Shareholder Letter
September 30, 2022 (Unaudited)

Definitions and References

1.	A valuation multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric.
2.	Diversification is a risk management strategy that mixes a wide variety of investments within a portfolio. A diversified portfolio contains a mix of distinct asset types and investment vehicles in an attempt at limiting exposure to any single asset or risk.
3.	Macroeconomics is a branch of economics that studies how an overall economy—the markets, businesses, consumers, and governments— behave. Macroeconomics examines economy-wide phenomena such as inflation, price levels, rate of economic growth, national income, gross domestic product (GDP), and changes in unemployment.
4.	Bottom-up investing is an investment approach that focuses on analyzing individual stocks and de-emphasizes the significance of macroeconomic and market cycles. In other words, bottom-up investing typically involves focusing on a specific company's fundamentals, such as revenue or earnings, versus the industry or the overall economy.
5.	Top-down investing is an investment analysis approach that focuses on the macro factors of the economy, such as GDP, employment, taxation, interest rates, etc. before examining micro factors such as specific sectors or companies.
6.	Value investing is an investment strategy that involves picking stocks that appear to be trading for less than their intrinsic or book value.
7.	Growth investing is an investment style and strategy that is focused on increasing an investor’s capital. Growth investors typically invest in growth stocks—that is, young or small companies whose earnings are expected to increase at an above-average rate compared to their industry sector or the overall market.
8.	The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.
9.	The S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
10.	The Nasdaq 100 is a stock market index made up of 101 equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock market. It is a modified capitalization-weighted index.
11.	The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The Index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.
12.	A risk premium is the return in excess of the risk-free rate of return an investment is expected to yield; an asset's risk premium is a form of compensation for investors who tolerate the extra risk, compared to that of a risk-free asset, in a given investment.
13.	The risk-free rate of return is the theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest an investor would expect from an absolutely risk-free investment over a specified period of time.
14.	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
15.	Stagflation refers to an economy that is experiencing a simultaneous increase in inflation and stagnation of economic output.
16.	The financial crisis of 2007-2008, also known as the global financial crisis, was a severe worldwide financial crisis. Excessive risk-taking by banks combined with the bursting of the United States housing bubble caused the values of securities tied to U.S. real estate to plummet, damaging financial institutions globally, culminating with the bankruptcy of Lehman Brothers on September 15, 2008, and an international banking crisis.
17.	The dotcom bubble was a rapid rise in U.S. technology stock equity valuations fueled by investments in Internet-based companies during the bull market in the late 1990s. The value of equity markets grew exponentially during this period, with the technology-dominated Nasdaq index rising from under 1,000 to more than 5,000 between the years 1995 and 2000. Things started to change in 2000, and the bubble burst between 2001 and 2002 with equities entering a bear market.
18.	Passive investing is an investment strategy to maximize returns by minimizing buying and selling. Index investing in one common passive investing strategy whereby investors purchase a representative benchmark, such as the S&P 500 index, and hold it over a long time horizon.
19.	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a pre- determined price within a specified time frame. This pre-determined price that buyer of the put option can sell at is called the strike price.
20.	Alpha is a term used in investing to describe an investment strategy’s ability to beat the market, or its “edge”.
21.	“FAANG” is an acronym that refers to the stocks of five prominent American technology companies: Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX); and Alphabet (GOOG) (formerly known as Google).
22.	Idiosyncratic risk refers to the inherent factors that can negatively impact individual securities. Idiosyncratic risk can generally be mitigated in an investment portfolio through the use of diversification.
23.	Beta is a concept that measures the expected move in a stock relative to movements in the overall market. A beta greater than 1.0 suggests that the stock is more volatile than the broader market, and a beta less than 1.0 indicates a stock with lower volatility.
24.	Systematic market risk refers to the risk inherent to the entire market or market segment. Systematic risk affects the overall market, not just a particular stock or industry.

Annual Report | September 30, 2022	5

Centre American Select Equity Fund	Portfolio Update
September 30, 2022 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

Energy	22.06%
Health Care	17.44%
Materials	15.73%
Information Technology	14.20%
Consumer Staples	10.18%
Communication Services	6.53%
Consumer Discretionary	5.98%
Financials	3.08%
Purchased Index Options	2.35%
Real Estate	1.43%
Other	1.02%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2022

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only. The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2022

	1 Month	6 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	10 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	-7.69%	-19.55%	-8.55%	1.23%	17.55%	12.73%	11.67%	12.49%
S&P 500® Total Return Index	-9.21%	-20.20%	-23.87%	-15.47%	8.16%	9.24%	11.70%	12.51%
Centre American Select Equity Fund – Institutional Class	-7.70%	-19.39%	-8.22%	1.78%	18.13%	13.27%	–	11.10%
S&P 500® Total Return Index	-9.21%	-20.20%	-23.87%	-15.47%	8.16%	9.24%	–	10.04%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2023) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days' written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

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Centre American Select Equity Fund	Portfolio Update
September 30, 2022 (Unaudited)

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance.

You cannot invest directly in an index.

Annual Report | September 30, 2022	7

Centre Global Infrastructure Fund	Portfolio Update
September 30, 2022 (Unaudited)

INDUSTRY WEIGHTINGS
As a percentage of Net Assets

Oil, Gas & Consumable Fuels	30.85%
Diversified Telecommunication Services	17.39%
Electric Utilities	15.78%
Wireless Telecommunication Services	11.61%
Multi-Utilities	6.45%
Gas Utilities	4.60%
Transportation Infrastructure	4.54%
Health Care Providers & Services	4.37%
Independent Power and Renewable Electricity Producers	1.40%
Construction Materials	1.34%
Diversified Telecommunications	0.62%
Water Utilities	0.55%
Cash and Cash Equivalents	0.50%
Totals	100.00%

COUNTRY WEIGHTINGS
As a percentage of Net Assets

United States	56.78%
Canada	13.92%
Japan	10.68%
Spain	3.48%
Australia	2.76%
Germany	2.40%
Great Britain	2.09%
Italy	1.91%
Hong Kong	1.54%
Ireland	1.34%
France	1.28%
New Zealand	0.70%
Singapore	0.62%
Other	0.50%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2022

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the S&P Global Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2022

	1 Month	6 Month	YTD	1 Year	3 Year Average Annualized	Since Inception Average Annualized (January 29, 2018)
Centre Global Infrastructure Fund – Investor	-10.99%	-16.05%	-11.97%	-10.77%	-2.33%	-0.04%
Centre Global Infrastructure Fund – Institutional	-11.05%	-15.96%	-11.79%	-10.51%	-2.06%	0.26%
S&P Global Infrastructure Index	-11.84%	-16.72%	-10.66%	-6.72%	-0.91%	0.75%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2023) incorporating the Fund's financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads taxes, leverage interest, distribution/ service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days' written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

8	centrefunds.com

Centre Global Infrastructure Fund	Portfolio Update
September 30, 2022 (Unaudited)

The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

You cannot invest directly in an index.

Annual Report | September 30, 2022	9

Centre Funds	Disclosure of Fund Expenses
September 30, 2022 (Unaudited)

The Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs:

(1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 04/01/2022-09/30/2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/2022	Ending Account Value 09/30/2022	During Period Expense Ratio(a)	Expenses Paid 4/1/2022-9/30/2022 (b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$805.00	1.46%	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.46%	$7.39
Institutional Class
Actual	$1,000.00	$806.60	0.98%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	0.98%	$4.96
Centre Global Infrastructure Fund
Investor Class
Actual	$1,000.00	$839.50	1.57%	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	1.57%	$7.94
Institutional Class
Actual	$1,000.00	$840.40	1.18%	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	1.18%	$5.97

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

10	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS (96.63%)
Communication Services (6.53%)
Entertainment (1.97%)
Walt Disney Co.(a)	71,545	$6,748,840

Interactive Media & Services (4.56%)
Alphabet, Inc., Class A(a)	66,631	6,373,255
Alphabet, Inc., Class C(a)	61,802	5,942,262
Meta Platforms, Inc., Class A(a)	24,386	3,308,693
		15,624,210
Total Communication Services		22,373,050

Consumer Discretionary (5.98%)
Automobiles (2.10%)
Tesla, Inc.(a)	27,063	7,178,461

Internet & Direct Marketing Retail (3.05%)
Amazon.com, Inc.(a)	92,543	10,457,359

Specialty Retail (0.83%)
The Home Depot, Inc.	10,326	2,849,356

Total Consumer Discretionary		20,485,176

Consumer Staples (10.18%)
Beverages (1.44%)
Coca-Cola Co.	43,679	2,446,898
PepsiCo, Inc.	15,220	2,484,817
		4,931,715

Food & Staples Retailing (1.75%)
Sysco Corp.	84,581	5,980,723

Food Products (3.89%)
Archer-Daniels-Midland Co.	79,405	6,388,132
Pilgrim's Pride Corp.	301,800	6,947,436
		13,335,568

Household Products (0.95%)
Procter & Gamble Co.	25,657	3,239,196

Tobacco (2.15%)
Altria Group, Inc.	182,495	7,369,148

Total Consumer Staples		34,856,350

Energy (22.06%)
Energy Equipment & Services (1.70%)
Schlumberger Ltd.	162,323	5,827,396

Oil, Gas & Consumable Fuels (20.36%)
APA Corp.	173,921	5,946,359
Chevron Corp.	86,656	12,449,867
Coterra Energy, Inc.	203,641	5,319,103
EQT Corp.	254,545	10,372,709
Exxon Mobil Corp.	162,355	14,175,215
Peabody Energy Corp.(a)	282,054	7,000,580
Range Resources Corp.	368,543	9,309,396

	Shares	Value
Energy (continued)
The Williams Cos., Inc.	180,533	$5,168,660
		69,741,889
Total Energy		75,569,285

Financials (3.08%)
Banks (1.58%)
Bank of America Corp.	73,169	2,209,704
JPMorgan Chase & Co.	30,536	3,191,012
		5,400,716

Diversified Financial Services (1.50%)
Berkshire Hathaway, Inc., Class B(a)	19,294	5,151,884

Total Financials		10,552,600

Health Care (17.44%)
Biotechnology (8.21%)
AbbVie, Inc.	18,989	2,548,514
Amgen, Inc.	35,739	8,055,570
Biogen, Inc.(a)	34,815	9,295,605
Gilead Sciences, Inc.	133,278	8,221,920
		28,121,609

Health Care Equipment & Supplies (2.67%)
Medtronic PLC	113,190	9,140,093

Health Care Providers & Services (3.01%)
Cardinal Health, Inc.	80,833	5,389,944
UnitedHealth Group, Inc.	9,775	4,936,766
		10,326,710

Pharmaceuticals (3.55%)
Eli Lilly & Co.	8,312	2,687,685
Johnson & Johnson	27,297	4,459,238
Merck & Co., Inc.	27,740	2,388,969
Pfizer, Inc.	59,817	2,617,592
		12,153,484
Total Health Care		59,741,896

Information Technology (14.20%)
IT Services (1.58%)
Mastercard, Inc., Class A	8,551	2,431,391
Visa, Inc., Class A	16,804	2,985,231
		5,416,622

Semiconductors & Semiconductor Equipment (0.97%)
NVIDIA Corp.	27,237	3,306,299

Software (5.22%)
Microsoft Corp.	76,759	17,877,171

Technology Hardware, Storage & Peripherals (6.43%)
Apple, Inc.	159,469	22,038,615

Total Information Technology		48,638,707

Materials (15.73%)
Chemicals (9.51%)
CF Industries Holdings, Inc.	90,431	8,703,984
Corteva, Inc.	219,870	12,565,571
FMC Corp.	52,074	5,504,222

See Notes to Financial Statements.
Annual Report | September 30, 2022	11

Centre American Select Equity Fund	Schedule of Investments
September 30, 2022

	Shares	Value
Materials (continued)
International Flavors & Fragrances, Inc.	63,862	$5,800,585
		32,574,362
Metals & Mining (6.22%)
Allegheny Technologies, Inc.(a)	310,625	8,265,731
Newmont Mining Corp.	175,113	7,359,999
Sibanye Stillwater, Ltd.	606,737	5,654,789
		21,280,519
Total Materials		53,854,881
Real Estate (1.43%)
Equity Real Estate Investment Trusts (REITs) (1.43%)
Vornado Realty Trust	211,453	4,897,252
Total Real Estate		4,897,252

TOTAL COMMON STOCKS
(Cost $311,171,817)		330,969,197

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (2.35%)
Puts
S&P 500® Index:
12/15/2022	$3,350	860	$308,363,320	8,053,900

Total Puts				8,053,900

TOTAL PURCHASED OPTIONS
(Cost $4,847,221)				8,053,900

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.83%)
Money Market Fund (0.83%)
First American Treasury Obligation	2.447%	2,837,735	2,837,735

TOTAL SHORT TERM INVESTMENTS
(Cost $2,837,735)			2,837,735

TOTAL INVESTMENTS (99.81%)
(Cost $318,856,773)			$341,860,832
Other Assets In Excess Of Liabilities (0.19%)			645,105
NET ASSETS (100.00%)			$342,505,937

(a)	Non-income producing security.

See Notes to Financial Statements.
12	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS (99.50%)
ASIA (16.30%)
Australia (2.76%)
Health Care Providers & Services (0.51%)
Ramsay Health Care, Ltd.	4,446	$162,898

Transportation Infrastructure (2.25%)
Transurban Group	90,362	713,255

Total Australia		876,153

Hong Kong (1.54%)
Gas Utilities (1.54%)
Kunlun Energy Co., Ltd.	680,000	491,181

Total Hong Kong		491,181

Japan (10.68%)
Diversified Telecommunication Services (1.34%)
Nippon Telegraph & Telephone Corp.	15,800	426,413

Gas Utilities (3.05%)
Osaka Gas Co., Ltd.	33,200	501,452
Tokyo Gas Co., Ltd.	27,600	467,406
		968,858
Wireless Telecommunication Services (6.29%)
KDDI Corp.	38,400	1,125,760
SoftBank Corp.	34,600	345,809
SoftBank Group Corp.	15,500	524,770
		1,996,339
Total Japan		3,391,610

New Zealand (0.70%)
Electric Utilities (0.70%)
Mercury NZ, Ltd.	69,776	222,586

Total New Zealand		222,586

Singapore (0.62%)
Diversified Telecommunications (0.62%)
Singapore Telecommunications, Ltd.(a)	105,800	195,946

Total Singapore		195,946

TOTAL ASIA
(Cost $5,888,972)		5,177,476

EUROPE (12.50%)
France (1.28%)
Diversified Telecommunication Services (0.70%)
Orange SA	24,449	221,593

Transportation Infrastructure (0.58%)
Getlink SE	11,961	186,444

Total France		408,037
	Shares	Value
Germany (2.40%)
Diversified Telecommunication Services (2.40%)
Deutsche Telekom AG	44,458	$762,142

Total Germany		762,142

Great Britain (2.09%)
Multi-Utilities (0.90%)
National Grid PLC	27,628	287,194

Wireless Telecommunication Services (1.19%)
Vodafone Group PLC	334,607	377,788

Total Great Britain		664,982

Ireland (1.34%)
Construction Materials (1.34%)
CRH PLC	13,073	424,761

Total Ireland		424,761

Italy (1.91%)
Electric Utilities (0.85%)
Enel SpA	65,225	270,013

Transportation Infrastructure (1.06%)
Atlantia SpA	15,117	334,975

Total Italy		604,988

Spain (3.48%)
Diversified Telecommunication Services (1.31%)
Cellnex Telecom SA(b)(c)	6,259	195,003
Telefonica SA	67,132	222,115
		417,118
Electric Utilities (1.51%)
Iberdrola SA	51,158	480,415

Transportation Infrastructure (0.66%)
Aena SME SA(a)(b)(c)	1,987	208,172

Total Spain		1,105,705

TOTAL EUROPE
(Cost $4,820,042)		3,970,615

NORTH AMERICA (70.70%)
Canada (13.92%)
Independent Power and Renewable Electricity Producers (1.40%)
Northland Power, Inc.	15,200	445,101

Oil, Gas & Consumable Fuels (12.01%)
Enbridge, Inc.	56,751	2,104,308
Pembina Pipeline Corp.	18,204	552,966
TC Energy Corp.	28,734	1,157,390
		3,814,664
See Notes to Financial Statements.
Annual Report | September 30, 2022	13

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2022

	Shares	Value
Wireless Telecommunication Services (0.51%)
Rogers Communications, Inc., Class B	4,187	$161,284

Total Canada		4,421,049

United States (56.78%)
Diversified Telecommunication Services (11.63%)
AT&T, Inc.	98,234	1,506,909
Verizon Communications, Inc.	57,613	2,187,566
		3,694,475
Electric Utilities (12.72%)
American Electric Power Co., Inc.	4,149	358,681
Constellation Energy Corp.	2,410	200,488
Duke Energy Corp.	6,431	598,211
Edison International	3,108	175,851
Eversource Energy	2,807	218,834
Exelon Corp.	7,983	299,043
NextEra Energy, Inc.	16,695	1,309,055
The Southern Co.	8,706	592,008
Xcel Energy, Inc.	4,465	285,760
		4,037,931
Health Care Providers & Services (3.85%)
HCA Healthcare, Inc.	6,657	1,223,490

Multi-Utilities (5.55%)
Consolidated Edison, Inc.	2,815	241,414
Dominion Energy, Inc.	6,790	469,257
DTE Energy Co.	1,603	184,425
Public Service Enterprise Group, Inc.	4,173	234,648
Sempra Energy	2,709	406,188
WEC Energy Group, Inc.	2,535	226,705
		1,762,637
Oil, Gas & Consumable Fuels (18.85%)
Cheniere Energy, Inc.	6,833	1,133,663
Kinder Morgan, Inc.	84,134	1,399,990
ONEOK, Inc.	14,059	720,383
Peabody Energy Corp.(a)	24,706	613,203
Range Resources Corp.	18,099	457,181
Targa Resources Corp.	5,971	360,290
The Williams Cos., Inc.	45,447	1,301,148
		5,985,858
Water Utilities (0.55%)
American Water Works Co., Inc.	1,351	175,846

Wireless Telecommunication Services (3.63%)
T-Mobile US, Inc.(a)	8,589	1,152,386

Total United States		18,032,623

TOTAL NORTH AMERICA
(Cost $20,577,403)		22,453,672

TOTAL COMMON STOCKS
(Cost $31,286,417)		31,601,763
	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.39%)
(0.39%)
First American Treasury Obligation	2.447%	124,232	$124,232

TOTAL SHORT TERM INVESTMENTS
(Cost $124,232)			124,232

Value
TOTAL INVESTMENTS (99.89%)
(Cost $31,410,649)	$31,725,995
Other Assets In Excess Of Liabilities (0.11%)	33,771
NET ASSETS (100.00%)	$31,759,766

(a)	Non-income producing security.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2022, these securities had a total aggregate market value of $403,175, representing 1.27% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $403,175, representing 1.27% of net assets.
See Notes to Financial Statements.
14	centrefunds.com

Centre Funds	Statements of Assets and Liabilities
September 30, 2022

	Centre American Select Equity Fund	Centre Global Infrastructure Fund
ASSETS:
Investments, at value	$341,860,832	$31,725,995
Foreign currency, at value (Cost $– and $2,070, respectively)	–	2,059
Receivable for dividends	416,514	103,714
Deposit with broker for options	6,197	–
Receivable for fund shares sold	1,052,298	–
Prepaid and other assets	47,891	13,048
Total Assets	343,383,732	31,844,816
LIABILITIES:
Payable to investment adviser	181,669	9,210
Payable to administrator	28,777	10,526
Payable to transfer agent	26,260	17,100
Payable for fund shares redeemed	471,424	6,423
Accrued 12b-1 and service fees	102,413	14,816
Payable for custodian fees	9,657	6,486
Payable for printing	7,402	867
Payable for legal and audit fees	21,365	14,301
Payable to trustees	11,533	1,187
Payable under the Chief Compliance Officer Services Agreement	5,241	534
Other payables	12,054	3,600
Total Liabilities	877,795	85,050
NET ASSETS	$342,505,937	$31,759,766
NET ASSETS CONSIST OF:
Paid-in capital	$322,753,262	$60,411,810
Total distributable earnings/(accumulated deficit)	19,752,675	(28,652,044)
NET ASSETS	$342,505,937	$31,759,766
INVESTMENTS, AT COST	$318,856,773	$31,410,649
PRICING OF SHARES
Investor Class
Net Assets	$243,352,793	$27,275,294
Shares outstanding	18,950,131	3,085,768
Net Asset Value, offering and redemption price per share	$12.84	$8.84
Institutional Class
Net Assets	$99,153,144	$4,484,472
Shares outstanding	7,521,817	507,023
Net Asset Value, offering and redemption price per share	$13.18	$8.84

See Notes to Financial Statements.
Annual Report | September 30, 2022	15

Centre Funds	Statements of Operations
For the Year Ended September 30, 2022

	Centre American Select Equity Fund	Centre Global Infrastructure Fund
INVESTMENT INCOME:
Dividends	$6,072,156	$1,415,818
Foreign taxes withheld	(116,390)	(82,183)
Total Investment Income	5,955,766	1,333,635

EXPENSES:
Investment advisory fees	1,992,831	327,967
Administration fees	232,446	46,838
Transfer agent fees	94,939	67,563
Custodian fees	31,235	22,619
Legal fees	44,665	7,331
Audit and tax fees	13,550	13,614
Trustees' fees and expenses	52,639	8,906
Registration/filing fees	52,289	35,897
12b-1 fees (Investor Class)	506,857	82,553
Shareholder service fees	273,392	27,566
Printing fees	30,801	7,124
Chief Compliance Officer services fees	58,187	9,463
Recoupment of previously waived fees - Investor class	220,954	–
Miscellaneous expenses	20,274	4,136
Total expenses before waivers	3,625,059	661,577
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	–	(59,517)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(41,447)	(18,326)
Net Expenses	3,583,612	583,734
Net Investment Income	2,372,154	749,901
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCIES:
Net realized loss on investments and derivatives	(2,202,196)	(191,487)
Net realized gain/(loss) on foreign currencies	1,900	(28,470)
Total realized loss	(2,200,296)	(219,957)
Net change in unrealized depreciation on investments and derivatives	(40,366,558)	(4,231,609)
Net change in unrealized depreciation on foreign currencies	–	(4,050)
Total change in unrealized depreciation	(40,366,558)	(4,235,659)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCIES:	(42,566,854)	(4,455,616)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,194,700)	$(3,705,715)

See Notes to Financial Statements.
16	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2022	For The Year Ended September 30, 2021
OPERATIONS:
Net investment income	$2,372,154	$343,280
Net realized gain/(loss)	(2,200,296)	21,903,445
Net change in unrealized appreciation/(depreciation)	(40,366,558)	20,565,695
Net increase/(decrease) in net assets resulting from operations	(40,194,700)	42,812,420
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(21,253,776)	(6,630,906)
Institutional	(2,190,070)	(344,539)
Total distributions	(23,443,846)	(6,975,445)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	173,177,205	6,951,194
Shares issued in reinvestment of distributions	20,750,611	6,495,564
Cost of shares redeemed	(48,949,160)	(59,127,311)
Redemption fees	212,544	43,730
Net (decrease)/increase from capital share transactions	145,191,200	(45,636,823)
Institutional Class
Proceeds from sale of shares	184,687,613	14,896,759
Shares issued in reinvestment of distributions	1,967,802	286,344
Cost of shares redeemed	(80,552,993)	(13,562,077)
Redemption fees	4,713	721
Net increase from capital share transactions	106,107,135	1,621,747
Net (decrease)/increase in net assets	187,659,789	(8,178,101)
NET ASSETS:
Beginning of period	154,846,148	163,024,249
End of period	$342,505,937	$154,846,148

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	9,437,873	12,741,887
Shares sold	11,475,454	516,139
Shares issued in reinvestment of dividends	1,462,340	507,863
Shares redeemed	(3,425,536)	(4,328,016)
Ending shares	18,950,131	9,437,873
Institutional Class
Beginning shares	1,056,382	968,618
Shares sold	11,963,066	1,043,411
Shares issued in reinvestment of dividends	135,617	22,026
Shares redeemed	(5,633,248)	(977,673)
Ending shares	7,521,817	1,056,382

See Notes to Financial Statements.
Annual Report | September 30, 2022	17

Centre Global Infrastructure Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2022	For The Year Ended September 30, 2021
OPERATIONS:
Net investment income	$749,901	$789,847
Net realized loss	(219,957)	(20,983)
Net change in unrealized appreciation/(depreciation)	(4,235,659)	6,421,836
Net increase/(decrease) in net assets resulting from operations	(3,705,715)	7,190,700
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(759,919)	(697,830)
Institutional	(151,642)	(139,251)
From return of capital
Investor	(9,453)	–
Total distributions	(921,014)	(837,081)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	38,178	83,229
Shares issued in reinvestment of distributions	591,596	529,849
Cost of shares redeemed	(3,974,348)	(6,969,707)
Redemption fees	239	3,283
Net decrease from capital share transactions	(3,344,335)	(6,353,346)
Institutional Class
Proceeds from sale of shares	262,361	561,996
Shares issued in reinvestment of distributions	143,190	124,763
Cost of shares redeemed	(1,200,563)	(1,931,168)
Redemption fees	4	27
Net decrease from capital share transactions	(795,008)	(1,244,382)
Net decrease in net assets	(8,766,072)	(1,244,109)
NET ASSETS:
Beginning of period	40,525,838	41,769,947
End of period	$31,759,766	$40,525,838

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,411,897	4,054,414
Shares sold	3,719	8,409
Shares issued in reinvestment of dividends	57,914	52,682
Shares redeemed	(387,762)	(703,608)
Ending shares	3,085,768	3,411,897
Institutional Class
Beginning shares	584,641	711,901
Shares sold	25,607	55,706
Shares issued in reinvestment of dividends	14,019	12,384
Shares redeemed	(117,244)	(195,350)
Ending shares	507,023	584,641

See Notes to Financial Statements.
18	centrefunds.com

Centre American Select Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$14.73	$11.88	$10.55	$13.63	$13.05
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.11	0.02	0.10	0.04	(0.01)
Net realized and unrealized gain/(loss) on investments(f)	0.27	3.40	2.25	(0.96)	2.20
Total income/(loss) from investment operations	0.38	3.42	2.35	(0.92)	2.19

DISTRIBUTIONS:
Net investment income	(0.14)	(0.11)	(0.02)	(0.03)	(0.00	)(b)
Net realized gains on investments	(2.15)	(0.46)	(1.00)	(2.13)	(1.61)
Total distributions	(2.29)	(0.57)	(1.02)	(2.16)	(1.61)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL
(NOTE 4)	0.02	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.89)	2.85	1.33	(3.08)	0.58
NET ASSET VALUE, END OF PERIOD	$12.84	$14.73	$11.88	$10.55	$13.63

Total Return(d)	1.23%	29.60%	23.82%	(5.12%)	18.10%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$243,353	$138,985	$151,342	$104,838	$129,231

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.78%	0.17%	0.93%	0.32%	(0.06%)
Operating expenses excluding reimbursement/waiver	1.46%	1.44%	1.56%	1.58%	1.60%
Operating expenses including reimbursement/waiver	1.46%	1.46%	1.47%	1.45%	1.32	%(e)

PORTFOLIO TURNOVER RATE	138%	86%	94%	114%	87%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Notes to Financial Statements.
Annual Report | September 30, 2022	19

Centre American Select Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$15.01	$12.06	$10.66	$13.68	$13.05
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.09	0.20	0.09	0.04	(b)
Net realized and unrealized gain/(loss) on investments(f)	0.30	3.45	2.23	(0.95)	2.21
Total income/(loss) from investment operations	0.48	3.54	2.43	(0.86)	2.25

DISTRIBUTIONS:
Net investment income	(0.16)	(0.13)	(0.03)	(0.03)	(0.01)
Net realized gains on investments	(2.15)	(0.46)	(1.00)	(2.13)	(1.61)
Total distributions	(2.31)	(0.59)	(1.03)	(2.16)	(1.62)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL
(NOTE 4)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.83)	2.95	1.40	(3.02)	0.63
NET ASSET VALUE, END OF PERIOD	$13.18	$15.01	$12.06	$10.66	$13.68

Total Return(d)	1.78%	30.18%	24.42%	(4.61%)	18.55%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$99,153	$15,861	$11,682	$2,932	$2,554

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.24%	0.65%	1.73%	0.84%	0.32%
Operating expenses excluding reimbursement/waiver	1.05%	1.16%	1.26%	1.29%	1.27%
Operating expenses including reimbursement/waiver	0.98%	0.98%	0.99%	0.95%	0.93	%(e)

PORTFOLIO TURNOVER RATE	138%	86%	94%	114%	87%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding, among other fees and expenses, shareholder service fees.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Notes to Financial Statements.
20	centrefunds.com

Centre Global Infrastructure Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.14		$8.76		$10.18		$9.64		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.18		0.25		0.22		0.12
Net realized and unrealized gain/(loss) on investments	(1.25)		1.39		(1.41)		0.57		(0.29)
Total income/(loss) from investment operations	(1.06)		1.57		(1.16)		0.79		(0.17)

DISTRIBUTIONS:
Net investment income	(0.24)		(0.19)		(0.26)		(0.25)		(0.15)
Net realized gains on investments	–		–		–		–		(0.10)
Tax return of capital	(0.00	)(b)	–		–		–		–
Total distributions	(0.24)		(0.19)		(0.26)		(0.25)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.06
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.30)		1.38		(1.42)		0.54		(0.36)
NET ASSET VALUE, END OF PERIOD	$8.84		$10.14		$8.76		$10.18		$9.64

Total Return(d)	(10.77%)		18.00%		(11.49%)		8.41%		(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$27,275		$34,594		$35,527		$28,879		$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.89%		1.79%		2.62%		2.28%		1.87	%(e)
Operating expenses excluding reimbursement/waiver	1.75%		1.74%		1.89%		2.29%		2.34	%(e)
Operating expenses including reimbursement/waiver	1.57%		1.50	%(f)	1.28	%(g)	1.30	%(h)	1.33	%(e)

PORTFOLIO TURNOVER RATE	39%		25%		75%		233%		49	%(i)

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective January 28, 2021, the net expense limitation changed from 1.05% to 1.25%, excluding, among other fees and expenses, 12B-1 fees and shareholder service fees.
(g)	Effective July 21, 2020, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(h)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2022	21

Centre Global Infrastructure Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$10.15		$8.77	$10.20		$9.67		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.21	0.26		0.24		0.15
Net realized and unrealized gain/(loss) on investments	(1.26)		1.40	(1.40)		0.57		(0.23)
Total income/(loss) from investment operations	(1.03)		1.61	(1.14)		0.81		(0.08)

DISTRIBUTIONS:
Net investment income	(0.28)		(0.23)	(0.29)		(0.28)		(0.15)
Net realized gains on investments	–		–	–		–		(0.10)
Tax return of capital	(0.00	)(b)	–	–		–		–
Total distributions	(0.28)		(0.23)	(0.29)		(0.28)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(c)	0.00 (c)	0.00	(c)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.31)		1.38	(1.43)		0.53		(0.33)
NET ASSET VALUE, END OF PERIOD	$8.84		$10.15	$8.77		$10.20		$9.67

Total Return(d)	(10.51%)		18.35%	(11.30%)		8.59%		(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4,484		$5,932	$6,243		$23,663		$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.28%		2.10%	2.60%		2.48%		2.28	%(e)
Operating expenses excluding reimbursement/waiver	1.51%		1.51%	1.63%		1.61%		7.96	%(e)
Operating expenses including reimbursement/waiver	1.18%		1.20%	1.02	%(f)	1.01	%(g)	1.16	%(e)

PORTFOLIO TURNOVER RATE	39%		25%	75%		233%		49	%(h)

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective July 21, 2020, the net expense limitation changed from 1.00% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
22	centrefunds.com

Centre Funds	Notes to Financial Statements
September 30, 2022

1.  ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund") and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (each individually a "Fund" and collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by each of the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard

Codification Topic 946 Financial Services – Investment Companies.

(a)	The Funds present or record their investments at fair value. Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. In the case of portfolio securities listed on the NASDAQ, valuation is determined by using the NASDAQ Official Closing Price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds, including Money Market Funds, (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Infrastructure Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Annual Report | September 30, 2022	23

Centre Funds	Notes to Financial Statements
September 30, 2022

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2022, the Funds did not hold any illiquid or restricted securities.

(f)	The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its’ pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is not included in net realized and net change in unrealized gains or losses on foreign currencies.

(k)	Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

3.	FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

24	centrefunds.com

Centre Funds	Notes to Financial Statements
September 30, 2022

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3 -	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2022:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$330,969,197	$–	$–	$330,969,197
Purchased Options	8,053,900	–	–	8,053,900
Short Term Investments	2,837,735	–	–	2,837,735
Total	$341,860,832	$–	$–	$341,860,832

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$31,601,763	$–	$–	$31,601,763
Short Term Investments	124,232	–	–	124,232
Total	$31,725,995	$–	$–	$31,725,995

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedules of Investments.

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Centre Global Infrastructure Fund’s Level 3 investments at September 30, 2022:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2022	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022
Common Stocks	$25,521	$–	$(20,478)	$(949)	$–	$(4,094)	$–	$–	$–	$–
	$25,521	$–	$(20,478)	$(949)	$–	$(4,094)	$–	$–	$–	$–

Derivative Financial Instruments

A Fund may use derivative contracts, such as exchange-traded options and futures that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Annual Report | September 30, 2022	25

Centre Funds	Notes to Financial Statements
September 30, 2022

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions. During the year ended September 30, 2022, the Funds did not invest in futures contracts.

Risk Exposure	Derivatives Statements of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	$8,053,900
		$8,053,900

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2022 (Net realized gain/(loss) on purchased options contracts are included in Net realized gain/(loss) on investments within the Statements of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select	Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(7,133,267)	$2,804,775
		$(7,133,267)	$2,804,775

26	centrefunds.com

Centre Funds	Notes to Financial Statements
September 30, 2022

Volume of Derivative Instruments for the Funds during the year ended September 30, 2022, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$123,452,300

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

4.	BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2022, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2022, redemption fees retained by these Funds are disclosed in the Statements of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Percentage
Charles Schwab & Co. Inc.	31.65%
National Financial Services, LLC	26.27%

5.	INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global Infrastructure Fund	0.85%

American Select Equity Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2023) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Annual Report | September 30, 2022	27

Centre Funds	Notes to Financial Statements
September 30, 2022

Infrastructure Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2023) incorporating the Fund’s financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

During the year ended September 30, 2022, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$–
Institutional	41,447
Centre Global Infrastructure Fund
Investor	59,517
Institutional	18,326

As of September 30, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Centre American Select Equity Fund
Investor	$464	$1,425	$–	$1,888
Institutional	12,046	23,001	41,447	76,494
Centre Global Infrastructure Fund
Investor	$147,881	$85,269	$59,517	$292,667
Institutional	77,189	19,898	18,326	115,414

Centre American Select Equity Fund Investor Class recovered $220,954 during the year ended September 30, 2022.

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor Class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

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Centre Funds	Notes to Financial Statements
September 30, 2022

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. No payments were retained by the Distributor by the Funds during the year ended September 30, 2022.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6.	FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2022, no Fund had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2022, there were no permanent differences that resulted in adjustments to distributable earnings (accumulated deficit) and additional paid-in capital.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital and Other Losses	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total Accumulated Earnings/(Deficit)
Centre American Select Equity Fund	$3,239,250	$769,246	$15,745,864	$(1,685)	$19,752,675
Centre Global Infrastructure Fund	(28,134,260)	–	(517,784)	0	(28,652,044)

Elective Deferrals: Capital Losses and specified ordinary losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described below.

The Funds elect to defer to the period ending September 30, 2023, capital losses recognized during the period November 1, 2021 - September 30, 2022 in the amount of:

Fund	Amount
Centre Global Infrastructure Fund	$177,366

The Funds elect to defer to the period ending September 30, 2023, late year ordinary losses in the amount of:

Fund	Amount
Centre Global Infrastructure Fund	$110,270

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$12,206,636	$15,639,988

Distributions to Shareholders: The Centre American Select Equity Fund normally pays dividends and net investment income, if any, on an annual basis and the Centre Global Infrastructure Fund, intends to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2022	29

Centre Funds	Notes to Financial Statements
September 30, 2022

The tax character of distributions paid for the fiscal year ended September 30, 2022 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains	Return of Capital
Centre American Select Equity Fund	$10,126,681	$13,317,165	$–
Centre Global Infrastructure Fund	911,561	–	9,453

The tax character of distributions paid for the fiscal year ended September 30,2021 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,386,673	$5,588,772
Centre Global Infrastructure Fund	837,081	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2022 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales, mark-to-market on options and certain other investments.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$326,114,968	$45,638,229	$(29,892,365)	$–	$15,745,864
Centre Global Infrastructure Fund	32,237,770	3,141,988	(3,653,763)	(6,009)	(517,784)

7.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations, short-term securities, and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$572,631,106	$357,233,357
Centre Global Infrastructure Fund	14,955,046	18,913,208

8.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2022.

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Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Centre Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centre Funds comprising Centre American Select Equity Fund and Centre Global Infrastructure Fund (the “Funds”) as of September 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Centre American Select Equity Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019 and 2018
Centre Global Infrastructure Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019 and for the period January 29, 2018 (Inception) to September 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

Annual Report | September 30, 2022	31

Centre Funds	Additional Information
September 30, 2022 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended September 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Funds at 1-855-298-4236.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2021 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	21.20%
Centre Global Infrastructure Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2021 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	18.91%
Centre Global Infrastructure Fund	55.31%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following amounts were designated as long-term capital gain dividends:

Amount
Centre American Select Equity Fund	$ 13,410,193

32	centrefunds.com

Centre Funds	Trustees and Officers
September 30, 2022 (Unaudited)

Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[2]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011

Former Senior Associate Dean, College of Management, University of Massachusetts Boston, and Associate Professor of Accounting and Finance at University of Massachusetts Boston. Dr. Grant has served as an advisory analyst at major Wall Street firms including Credit Suisse Asset Management and GAM. Dr. Grant holds a Ph.D. in Business from the University of Chicago’s Booth School of Business and he has been a featured speaker at industry conferences on value-based metrics. Dr. Grant has served on the editorial advisory board of The Journal of Portfolio Management and currently The Journal of Investing.

Dr. Grant has published several articles in finance and investment journals and he has contributed chapters to investment books. Dr. Grant is the author of Foundations of Economic Value Added (Second Edition), the co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation, and co-author and co-editor respectively of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.

				2	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Distinguished Professor of Accounting at the Turner School of Accountancy, Belk College of Business, University of North Carolina at Charlotte. Between 2016 and 2017, Dr. Ghosh was on a Fulbright Distinguished Chair assignment, which was a joint US State Department and Fulbright Finland appointment, to Aalto University in Helsinki (Finland). In the past, served as the Accounting Academic Fellow at the U.S. Securities and Exchange Commission and as a Visiting Professor at Aalto University (Finland), Bocconi University (Italy), Monash University (Australia), Columbia University, Emory University, NJIT, Hanken School of Economics (Finland), Tulane University, Victoria University of Wellington (New Zealand), and Yonsei University (South Korea). Serves as an adviser to several leading hedge funds in the U.S. and around the world on accounting matters including serving as a Council Member at Gerson Lehrman Group. Dr. Ghosh holds a Ph.D. in Business and Economics from Tulane University, New Orleans. Dr. Ghosh regularly features as an invited speaker in different industry and academic conferences.	2	None

Annual Report | September 30, 2022	33

Centre Funds	Trustees and Officers
September 30, 2022 (Unaudited)

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[2]
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Vice President, Wells Fargo Bank. 2022 – present. As part of the Independent Risk Management function, Mr. Marinaro serves as a Lead Operational Risk Officer covering the Wealth and Investment Management businesses. Founder, Managing Member of JMM Capital & Consulting LLC, 2013 to present. JMM Capital & Consulting LLC (“JMM”) is an independent consulting and advisory firm in the financial services industry. During the past five years, the firm has offered its services as an independent contractor through various third-party consulting firms including: Sionic, 2018-2022 and Linium SOS, 2014-2017. Mr. Marinaro serves as a Public Director of the Small Exchange, June 2019 – present. He serves as Chairman of the Regulatory Oversight Committee and as a member of the Audit Committee for The Small Exchange.	2	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.
[2]	Other directorships held by a Trustee are limited to those of companies (i) with securities registered under section 12 (i.e., publicly traded companies) of the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) that make reports under section 15 of the Exchange Act, or (iii) are registered investment companies.

34	centrefunds.com

Centre Funds	Trustees and Officers
September 30, 2022 (Unaudited)

INTERESTED TRUSTEE & OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[1]
James A. Abate[2] 1965	Trustee, President, Secretary, and Treasurer	Since 6/2011 Since 11/2013 Since 1/2016	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006-present.	2	None
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

[1]	Other directorships held by a Trustee are limited to those of companies (i) with securities registered under section 12 (i.e., publicly traded companies) of the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) that make reports under section 15 of the Exchange Act, or (iii) are registered investment companies.
[2]	Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, the investment adviser to the Funds.

Annual Report | September 30, 2022	35

CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)       The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)       Not applicable.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $22,000 and $22,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. The fiscal years 2022 and 2021 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)   Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2022 and September 30, 2021 were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 6, 2022

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	December 6, 2022